Exhibit 10.17

                              AMENDED AND RESTATED
                         INTERCOMPANY POOLING AGREEMENT


         This Agreement is entered into by and between California Indemnity Insurance Company ["CIIC"], Commercial Casualty Insurance Company ["CCIC"], CII Insurance Company ["CII Insurance"] and Sierra Insurance Company of Texas ["SIC Texas"], collectively referred to as the "Parties".

         WHEREAS, the Parties to this agreement are insurers duly authorized to transact workers' compensation insurance in various states; and


         WHEREAS, CCIC is a wholly-owned subsidiary of CIIC; and

         WHEREAS SIC Texas is a wholly owned subsidiary of CIIC; and

         WHEREAS CII Insurance is a wholly owned subsidiary of CIIC; and


         WHEREAS, in order that the Parties may obtain increased efficiency in operations and other advantages, it is desirable to effect this Intercompany Pooling Agreement ["Agreement"].


         NOW THEREFORE, in consideration of the promises and the terms and conditions hereinafter set forth, the Parties agree as follows:

         1.       As used in this Agreement:


                  [a] The term "insurance to which this Agreement applies" shall mean all workers' compensation insurance policies, certificates, contracts and reinsurance [other than reinsurance under this Agreement] issued, written or assumed by the Parties that are in force on or after January 1, 1999. Any premium transactions on policies not in force as of January 1, 1999 are also included in this Agreement so long as the transaction results in the recognition of additional or return earned premiums on or after January 1, 1999.

                  [b] The term "net earned premiums" shall mean earned premiums on insurance to which this Agreement applies, net of ceded reinsurance other than this Agreement.

                  [c] The term "losses" shall mean losses incurred on insurance to which this Agreement applies, net of subrogation and reinsurance recoveries.

                  [d] The term "loss adjustment expenses" or "LAE" shall mean allocated or unallocated loss adjustment expenses incurred on insurance to which this Agreement applies, net of subrogation and reinsurance recoveries.

                  [e]  The  term   "underwriting   expenses"  shall  mean  other
underwriting expenses as calculated for the Underwriting and Investment Exhibit,
Part 4, column 2 of the statutory annual statement.

                  [f] The term "pooled business" shall mean all net premiums [written and earned], losses, LAE and underwriting expenses incurred under all insurance policies written by CIIC, CCIC, CII Insurance and SIC Texas to which this Agreement applies.

                  [g]      The Agreement excludes any and all investment income
and investment related expenses and any miscellaneous non-underwriting income or expenses.

                  [h] The term "applicable percentage[s]" is the participating percentage[s] allocable to CIIC, CCIC, CII Insurance and SIC Texas of the pooled business. The sum of the participating percentages shall equal 100%. The applicable percentage for each of the Parties is set forth in Exhibit A to this Agreement.

         2. CCIC hereby cedes and transfers to CIIC, and CIIC hereby reinsures and assumes from CCIC, all premiums, losses, LAE and expenses, including those associated with occupying space in CIIC's owned or leased real estate, incurred under all insurance policies written by CCIC to which this Agreement applies. SIC Texas hereby cedes and transfers to CIIC, and CIIC hereby reinsures and assumes from SIC Texas, all premiums, losses, LAE and expenses including those associated with occupying space in CIIC's owned or leased real estate incurred under all insurance policies written by notice shall be given and such premium or losses not be paid CII Insurance hereby cedes and transfers to CIIC, and CIIC hereby reinsures and assumes from CII Insurance, all premiums, losses, LAE and expenses, including those associated with occupying space in CIIC's owned or leased real estate, incurred under all insurance policies written by CII Insurance to which this Agreement applies. Unless otherwise mutually agreed, cancellation of this Agreement will be on a run-off basis until all liabilities of the pooled business have been settled or expired.

         3. CIIC hereby retrocedes and transfers to CCIC, and CCIC hereby reinsures and assumes from CIIC, the applicable percentage allocable to CCIC of the pooled business. CIIC hereby retrocedes and transfers to SIC Texas, and SIC Texas hereby reinsures and assumes from CIIC, the applicable percentage allocable to SIC Texas of the pooled business. CIIC hereby retrocedes and transfers to CII Insurance, and CII Insurance hereby reinsures and assumes from CIIC, the applicable percentage allocable to CII Insurance of the pooled business

         4. From and after the effective date of this Agreement, CIIC, CCIC, CII Insurance and SIC Texas will each continue to collect any and all premiums due on insurance policies written by them. Uncollectible premiums and/or agents' balances remain the sole responsibility of the company which wrote the policy and are not included.


         5. CIIC, CCIC, CII Insurance and SIC Texas shall bear the losses, LAE and expenses of the pooled business according to their applicable percentages of such business. All such losses, LAE and expenses shall be paid by CIIC, CCIC, CII Insurance and SIC Texas, respectively, according to their applicable percentages of the pooled business.

         6. The obligations of the Parties in Paragraphs 4 and 5 shall be offsetting and only net amounts of cash shall be paid, assigned or transferred to settle balances due under this Agreement.


         7. An accounting of all payment obligations described in the preceding paragraphs shall be rendered by CIIC or its designated agent on a quarterly basis. Each such accounting shall be due within forty-five [45] days after the end of the quarter covered thereby. The resulting obligations shall be settled in cash, by assignment or transfer as promptly thereafter as possible but in no event later than ninety [90] days after the end of said quarter. Only net amounts due as reflected in the accounting need be remitted.

         8. [a] If the reinsurance provided under this Agreement is disallowed to any party for financial statement purposes by the insurance regulatory authority of any state due to the laws or regulations of such state pertaining to reinsurance effected with unauthorized companies, letters of credit or some other form of security collateral will be provided by the assuming party to secure all reinsurance credits ceded to the assuming party. The cost to provide security collateral will be shared by the Parties according to their applicable percentages of the pooled business.

                  [b] If letters of credit are provided, such letters of credit may be drawn upon at any time, notwithstanding any provisions of this Agreement, and shall be utilized by the party who is the ceding insurer under this Agreement or its successors in interest for the following purposes:

     [i] to reimburse the ceding insurer for the assuming party's share of the premiums returned to the owners of policies reinsured under this Agreement on account of cancellation of such policies;

     [ii] to reimburse the ceding insurer for the assuming party's share of losses paid by the ceding insurer under the terms and provisions of the polices reinsured under this Agreement;

     [iii] in the event of notice of nonrenewal of the letter of credit, to fund an account with the ceding insurer in an amount at least equal to the deduction, for the reinsurance ceded, from the ceding insurer's liabilities for policies ceded under this Agreement [such amount shall include but not be limited to, amount for policy reserves, claims and losses incurred, and unearned premium reserves]; and

     [iv] to pay any other amounts due to the ceding insurer under this Agreement.

All amounts payable under the letters of credit shall be without diminution because of the insolvency on the part of the ceding insurer.

                  [c] If funds are withheld pursuant to this Agreement, by a party who is a ceding insurer under this Agreement, such funds shall be held by or on behalf of the ceding insurer in the United States and shall be segregated from other operating accounts and securities invested by the ceding insurer and shall clearly acknowledge ownership by the ceding insurer. The ceding insurer will maintain a subledger detailing all transactions pertinent to each assets so held under this Agreement.

         9. Notwithstanding any other provisions of this Agreement, policyholders' dividends declared and paid by any party hereto by reason of participating provisions in policies may reflect the direct experience of that party with respect to such insurance and any other factors deemed relevant by its governing board, subject, however, to the applicable provisions of the California Insurance Code or Texas Insurance Code [as applicable to SIC Texas] or any other applicable legal requirements. The aggregate expense of all such dividends declared and paid shall be allocated among the Parties according to their applicable percentages of the pooled business.


         10. CIIC is authorized to arrange for general reinsurance applicable to the pooled business. The expense of such reinsurance shall be allocated among the Parties according to their applicable percentages of the pooled business.


         11. INITIAL PORTFOLIO TRANSFER - To facilitate the initial accounting of this Agreement, CCIC, CII Insurance and SIC Texas hereby cede and transfer to CIIC, and CIIC hereby reinsures and assumes from CCIC, CII Insurance and SIC Texas, their net outstanding losses, LAE and unearned premium reserves and other liabilities related to underwriting expense [collectively referred to as "reserves"] as of January 1, 1999. CIIC hereby retrocedes and transfers to CCIC, CII Insurance and SIC Texas, and CCIC, CII Insurance and SIC Texas hereby reinsure and assume the applicable percentage allocable to CCIC, CII Insurance and SIC Texas of the January 1, 1999 pooled total of the reserves. If the retrocession of the reserves results in CCIC, CII Insurance or SIC Texas assuming more than what was ceded, then CIIC shall pay a reinsurance premium to CCIC, CII Insurance or SIC Texas equal to the difference between the amount ceded and amount assumed. If the retrocession of the reserves results in CCIC, CII Insurance or SIC Texas assuming less than what was ceded, then CCIC, CII Insurance or SIC Texas shall pay a reinsurance premium to CIIC equal to the difference between the amount ceded and amount assumed. The resulting premium is not to be included in the pooled business of this Agreement.

         12. This Agreement supersedes the Amended and Restated Intercompany Pooling Agreement between CIIC, SIC of Texas and CCIC effective January 1, 1998.


         13. Any and all books, records and documents relating to the subject matter of this Agreement shall at all reasonable times be available for inspection by the other party hereto, and it is mutually agreed that errors and omissions inadvertently made shall not invalidate the liability of any party to this Agreement.


         14. In the event of insolvency and the appointment of a conservator, liquidator or statutory successor of any ceding company, the portion of any risk or obligation assumed by the assuming party shall be payable to the conservator, liquidator, or statutory successor on the basis of claims allowed against the insolvent company by any court of competent jurisdiction or by any conservator, liquidator or statutory successor of the company having authority to allow such claims, without diminution because of that insolvency , or because the conservator, liquidator, or statutory successor has failed to pay all or a portion of any claims.

         Payments by a party which is an assuming party under this Agreement shall be made directly to a party that is a ceding insurer under this Agreement or to its conservator, liquidator, or statutory successor, except where the contract of insurance or reinsurance specifically provides another payee of such reinsurance in the event of the insolvency of such ceding insurer.


         15. The conservator, liquidator or statutory successor of any ceding party hereto shall give written notice of the pendency of a claim against the ceding party, indicating the policy reinsured, which claim would involve a possible liability on the part of the assuming party to this Agreement. Such notice shall be given within a reasonable time after such claim is filed in the conservation or liquidation proceeding or in receivership. During pendency of such claim, the assuming party may investigate such claim and interpose, at its own expense, in the proceeding where the claim is to be adjudicated, any defense or defenses deemed available to the ceding company or its conservator, liquidator or statutory successor. The expense thus incurred by the assuming party shall be chargeable, subject to the approval of the court, against the ceding party as part of the expense of the conservation or liquidation to the extent of a proportionate share of the benefit which may accrue to the ceding party in conservation or liquidation, solely as a result of the defense undertaken by the assuming party.


         16. ARBITRATION - Any unresolved difference of opinion between the parties shall be submitted to arbitration by three arbitrators. One arbitrator shall be chosen by CIIC and one shall be chosen by CCIC, CII Insurance or SIC Texas as the case may require. The third arbitrator shall be chosen jointly by the other two arbitrators within ten [10] days after they have been appointed. If the two arbitrators cannot agree upon the third arbitrator, each arbitrator shall nominate three persons of whom the other shall reject two. The third arbitrator shall then be chosen by drawing lots. If either party fails to choose an arbitrator within thirty [30] days after receiving the written request of the other party to do so, the latter shall choose both arbitrators, who shall then choose the third arbitrator. The arbitrators shall be impartial and shall be present or former officials of property or casualty insurance or reinsurance companies. The party requesting arbitration [the "Petitioner"] shall submit its brief to the arbitrators within thirty [30] days after notice of the selection of the third arbitrator. Upon receipt of Petitioner's brief, the other party [the "Respondent"] shall have thirty [30] days to file a reply brief. Upon receipt of Respondent's reply brief, Petitioner shall have twenty [20] days to file a rebuttal brief. Upon receipt of Petitioner's rebuttal brief, Respondent shall have twenty [20] days to file its rebuttal brief. The arbitrators may extend the time for filing of briefs at the request of either party but not for more than sixty [60] days.


                  The arbitrators are relieved from judicial formalities and, in addition to considering the rules of law and customs and practices of the insurance and reinsurance business, shall make their award with a view to effecting the intent of this Agreement. The decision of the majority shall be final and binding upon the Parties. The costs of arbitration, including fees of the arbitrators, shall be shared equally unless the arbitrators decide otherwise. The arbitration shall be held at the times and places agreed upon by the arbitrators.


         17. This Agreement is a continuing one as to duration but may be canceled by mutual consent or for failure to pay premium or losses due under it if 30 days prior written notice shall be given and such premium or losses not be paid. Unless otherwise mutually agreed, cancellation of this Agreement will be on a run-off basis until all liabilities of the pooled business have been settled or expired.


         18. This Agreement is made in Pleasanton, California, effective January 1, 1999, and shall be subject to and interpreted in accordance with the laws of California.


19. This Agreement constitutes the entire agreement among the parties to it with respect to the business being reinsured hereunder. There are no understandings among the parties other than as expressed in this Agreement.

     20. Any change or modification to this Agreement may only be made by amendment to this Agreement which is signed by the parties.


         IN WITNESS THEREOF, the Parties hereto have caused this Agreement to be executed by its respective duly authorized officers.

CALIFORNIA INDEMNITY INSURANCE COMPANY

By:          s/Kathleen M. Marlon

         Kathleen M. Marlon
         Chief Executive Officer

COMMERCIAL CASUALTY INSURANCE COMPANY

By:           s/Kathleen M. Marlon

         Kathleen M. Marlon
         Chief Executive Officer

SIERRA INSURANCE COMPANY OF TEXAS

By:         s/Kathleen M. Marlon

         Kathleen M. Marlon
         Chief Executive Officer

CII INSURANCE COMPANY

By:           s/Kathleen M. Marlon

         Kathleen M. Marlon
         Chief Executive Officer

                         INTERCOMPANY POOLING AGREEMENT
                                    EXHIBIT A
                             APPLICABLE PERCENTAGES

         Effective  January  1,  1999,  the  applicable   percentages  for  each
participant to the Amended and Restated Intercompany Pooling Agreement are as follows:

         California Indemnity Insurance Company          90%

         Sierra Insurance Company of Texas               1%

         Commercial Casualty Insurance Company           7%

         CII Insurance Company                           2%
                                                         -------

                  Total                                  100%
                                                         ===